SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

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                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 APRIL 17, 2001


                                GREEN MOUNTAIN POWER CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


     VERMONT                                    03-0127430
(STATE  OR  OTHER  JURISDICTION  OF  INCORPORATION)                      (I.R.S.
EMPLOYER  IDENTIFICATION  NUMBER)


                                          1-8291
                             COMMISSION FILE NUMBER


         163  ACORN  LANE,
                 COLCHESTER, VERMONT                       05446
      (ADDRESS  OF  PRINCIPAL  EXECUTIVE  OFFICES)
(ZIP  CODE)





                                    (802) 864-5731
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)













Item 5. Other Events-Announcement of Hydro-Quebec Arbitration Decision. On April 17, 2001, an Arbitration Tribunal issued its decision in the arbitration brought by a group of Vermont electric companies and municipal utilities, known as the Vermont Joint Owners (VJO), against Hydro-Quebec for its failure to deliver electricity pursuant to the VJO/Hydro-Quebec power supply contract during 66 days of the 1998 ice storm. Green Mountain Power Corporation is a member of the VJO.
     In its award, the Arbitration Tribunal agreed partially with Hydro-Quebec and partially with the VJO. In the split decision, (i) the VJO/Hydro-Quebec power supply contract remains in effect and Hydro-Quebec is required to continue to provide capacity and energy to the Company under the terms of the VJO contract, which expires in 2015 and (ii) Hydro-Quebec is required to return certain capacity payments to the VJO.
     The Arbitration Tribunal ruled that (i) Hydro-Quebec breached the contract during the ice storm, (ii) Hydro-Quebec's breach of contract was caused by force majeure, (iii) Hydro-Quebec was excused from delivering capacity during the outage period, and (iv) the VJO was excused from having to pay for capacity during the outage period. The Arbitration Tribunal explained, "To the extent therefore that Hydro-Quebec is excused from making deliveries of Power and Energy, so the VJO is excused from paying the purchase price." Furthermore the Arbitration Tribunal refutes Hydro-Quebec's claim that prolonged outages can be excused under the terms of the contract. Hydro-Quebec has been ordered in principle to refund the VJO $20,445,213 plus interest accrued since 1998. This amount will be adjusted to reflect actual electricity sales made during the first quarter of 1998.
     Under a rate case settlement agreement approved by the Vermont Public Service Board on January 23, 2001, Hydro-Quebec's refund of Company capacity payments ordered by the Arbitration Tribunal will be used to offset Company costs that were previously deferred. The Company currently expects that the refund it ultimately receives from Hydro-Quebec will be offset by the previously deferred costs.
     For further information, please contact Dorothy Schnure, Manager, Corporate Communications for Green Mountain Power at 802-655-8418.

Item  7.  Financial  Statements,  Pro  Forma Financial Information and Exhibits.
(a)  and  (b)  --not  applicable
(c)  Exhibits--not  applicable

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     SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly cased this report to be signed on its behalf by the undersigned thereunto duly authorized.

GREEN  MOUNTAIN  POWER  CORPORATION
-----------------------------------
                                         Registrant



BY  /s/  ROBERT  J.  GRIFFIN
    ------------------------
ROBERT  J.  GRIFFIN,  CONTROLLER

DATED:  April  24,  2001





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